                        TOYOTA MOTOR CREDIT CORPORATION
            Servicer's Certificate - Toyota Auto Lease Trust 1997-A Distribution Date of September 27, 1999 for the Collection Period of August 1
                             through August 31, 1999

 POOL DATA - ORIGINAL DEAL PARAMETERS
 ------------------------------------
 Aggregate Net Investment Value (ANIV)                                               1,231,231,519.20
 Discounted Principal Balance                                                        1,231,231,519.20
 Servicer Advance                                                                        2,825,418.78
 Servicer Payahead                                                                       1,580,862.05
 Number of Contracts                                                                           56,340
 Weighted Average Lease Rate                                                                    7.66%
 Weighted Average Remaining Term                                                                 35.8
 Servicing Fee Percentage                                                                       1.00%

 POOL DATA - CURRENT MONTH
 -------------------------
 Aggregate Net Investment Value                                                        888,485,116.61
 Discounted Principal Balance                                                          880,814,354.15
 Servicer Advances                                                                       3,386,921.92
 Servicer Pay Ahead Balance                                                              3,393,322.72
 Maturity Advances Outstanding                                                          72,614,047.02
 Number of Current Contracts                                                                   49,246
 Weighted Average Lease Rate                                                                    7.65%
 Weighted Average Remaining Term                                                                 12.8
 --------------------------------------------------------------------------------------------------------------------------------
 RESERVE FUND:


   Initial Deposit Amount                                                               30,780,787.98
   Specified Reserve Fund Percentage                                                            2.50%
   Specified Reserve Fund Amount                                                        30,780,787.98
   Specified Reserve Fund Percentage (IF CONDITION i, ii OR iii MET)                            5.00%
   Specified Reserve Fund Amount (IF CONDITION i, ii OR iii MET)                        61,561,575.96

                                                   Class A                  Class B                   Total
                                                   AMOUNT                   AMOUNT                    AMOUNT
                                                   ------                   ------                    ------
   Beginning Balance                            28,973,498.70            1,227,656.25              30,201,154.95
   Withdrawal Amount                                        -                       -                          -
   Transferor Excess                               477,204.12                       -                 477,204.12
                                          -----------------------------------------------------------------------------
   Ending Balance                               29,450,702.82            1,227,656.25              30,678,359.07
   Specified Reserve Fund Balance               29,553,131.73            1,227,656.25              30,780,787.98
                                          -----------------------------------------------------------------------------
   Release to Transferor                                    -                       -                          -
   Cumulative Withdrawal Amount                    579,633.03                       -                 579,633.03
 --------------------------------------------------------------------------------------------------------------------------------
 LIQUIDATION OF CHARGEOFFS AND REPOSSESSIONS:                           VEHICLES
                                                                        --------
   Liquidated Contracts                                                    214
                                                                           ---
   Discounted Principal Balance                                                                     3,638,819.00
   Net Liquidation Proceeds                                                                        (2,957,324.05)
   Recoveries - Previously Liquidated Contracts                                                      (165,308.77)
                                                                                         ---------------------------
   Aggregate Credit Losses for the Collection Period                                                  516,186.18
                                                                                         ---------------------------
                                                                                         ---------------------------
   Cumulative Credit Losses for all Periods                                                        14,099,947.74
                                                                                         ---------------------------
                                                                                         ---------------------------
   Repossessed in Current Period                                            92
                                                                            --
 RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                      Annualized Average
 FOR EACH COLLECTION PERIOD:                                                                  Charge-Off Rate
                                                                                         ---------------------------
     Second Preceding Collection Period                                                                       0.67%
     First Preceding Collection Period                                                                        0.49%
     Current Collection Period                                                                                0.68%
 --------------------------------------------------------------------------------------------------------------------------------
 CONDITION (i) (CHARGE-OFF RATE)
 Three Month Average                                                                                          0.61%
 Charge-Off Rate Indicator ( > 1.25%)                                                             CONDITION NOT MET
 --------------------------------------------------------------------------------------------------------------------------------
 DELINQUENT CONTRACTS:                     PERCENT           ACCOUNTS          PERCENT               ANIV
                                           -------           --------          -------               ----
   31-60 Days Delinquent                    1.36%               668             1.33%            11,845,494.25
   61-90 Days Delinquent                    0.13%                64             0.13%             1,153,792.37
   Over 90 Days Delinquent                  0.02%                10             0.02%               217,102.24
                                                      ------------------------           --------------------------
   Total Delinquencies                                          742                              13,216,388.86
                                                      ------------------------           --------------------------
                                                      ------------------------           --------------------------

 RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
 NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
     Second Preceding Collection Period                                                              0.12%
     First Preceding Collection Period                                                               0.12%
     Current Collection Period                                                                       0.15%


 --------------------------------------------------------------------------------------------------------------------------------
 CONDITION (ii) (DELINQUENCY PERCENTAGE)
 --------------
 Three Month Average                                                                                 0.13%
 Delinquency Percentage Indicator ( > 1.25%)                                             CONDITION NOT MET
 --------------------------------------------------------------------------------------------------------------------------------
 RESIDUAL VALUE (GAIN) LOSS:                              VEHICLES
                                                          --------
   Matured Lease Vehicle Inventory Sold                      723                                 11,597,744.01
                                                             ---
   Net Liquidation Proceeds                                                                     (10,293,786.75)
                                                                                         --------------------------
   Net Residual Value (Gain) Loss                                                                 1,303,957.26
                                                                                         --------------------------
                                                                                         --------------------------
   Cumulative Residual Value (Gain) Loss all periods                                              9,300,436.02
                                                                                         --------------------------
                                                                                         --------------------------

                                                                                   Average            Average
                                          Number     Scheduled        Sale      Net Liquidation       Residual
                                           SOLD      MATURITIES      RATIO         PROCEEDS             VALUE
 MATURED VEHICLES SOLD FOR                 ----      ----------      -----         --------             -----
 EACH COLLECTION PERIOD:
   Second Preceding Collection Period      790         1,657        47.68%        13,501.82           15,635.55
   First Preceding Collection Period       901         1,136        79.31%        13,470.43           15,761.39
   Current Collection Period               723           752        96.14%        14,237.60           16,132.29

   Three Month Average                                                            13,710.47           15,831.29

                                                                                                  -------------
 Ratio of Three-Month Average Net Liquidation Proceeds to Average Residual Value                          86.60%
                                                                                                  -------------
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                    CURRENT PERIOD
 CONDITION (iii) (RESIDUAL VALUE TEST)                                               AMOUNT/RATIO                    TEST MET?
 ---------------                                                                     ------------                    ---------



 a) Number of Vehicles Sold greater than 25% of Scheduled Maturities                     96.14%                          YES



 b) Number of Scheduled Maturities greater than 500                                        752                           YES



 c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of Avg. Residual Values 86.60%                          NO

 Residual Value Indicator  (condition met if tests a, b and c = YES)                                            CONDITION NOT MET
 --------------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------------
                                                                                  CERTIFICATE BALANCE             CLASS A1
                                                                                  -------------------             --------
                                                            Total               Percent         Balance           Balance
- -------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                       98.00%
- ---------
  Interest Collections                                     7,176,391.60
  Net Investment Income Earned                             1,672,359.29
  Non-recoverable Advances                                  (135,357.63)
                                                         --------------
    Available Interest                                     8,713,393.26                        8,525,418.54    2,896,918.28
  Class A1, A2, A3 Notional Interest Accrual Amount       (5,948,947.91)                      (5,948,947.91)  (2,118,333.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                       -                                   0
  Interest Accrual for Adjusted Class B Certificate Bal.    (415,406.25)                        (415,406.25)
  Class B Interest Carryover Shortfall                             -                                   -
  Servicer's Fee                                            (771,394.60)                        (755,966.71)
  Capped Expenses                                            (24,065.00)                         (23,583.70)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.               -                                   -
  Uncapped Expenses                                                -                                   -
                                                         --------------                       --------------
  Total Unallocated Interest                               1,553,579.50                         1,381,513.97
  Excess Interest to Transferor                                                                (1,381,513.97)
                                                         --------------                       --------------
  Net Interest Collections Available                       1,553,579.50                                -
  Interest Collections Allocated to Losses                (1,553,579.50)
  Accelerated Principal Distribution                              (0.00)
                                                         --------------
  Deposit to Reserve Fund                                          -                                   -
                                                         --------------
  Withdrawal from Reserve Fund                                     -
                                                         --------------
PRINCIPAL:
- ---------
  Certificate Principal Loss Amounts:
  Current Loss Amount                                     (1,820,143.44)                      (1,780,877.34)
  Loss Reimbursement from Transferor Interest              1,553,579.50                        1,553,579.50
  Loss Reimbursement from Transferor Principal               227,297.84                          227,297.84
  Loss Reimbursement from Reserve Fund
                                                         --------------                      --------------
  Ending Certificate Principal Loss Amount                   (39,266.10)                               -

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
- ------------------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                         --------------
  Ending Balance                                                      -
                                                         --------------
CLASS A INTEREST SUBORDINATED
- -----------------------------
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                         --------------
  Ending Balance                                                      -
                                                         --------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
- ------------------------------------------
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                         --------------
  Ending Balance                                                      -
                                                         --------------
CLASS B INTEREST SUBORDINATED:
- -----------------------------
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                         --------------
  Ending Balance                                                      -
                                                         --------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
- ------------------------------------
  Distribution - Current Period                          410,055,745.31                       410,000,000.00 410,000,000.00
  Allocations - Current Period                            36,444,634.78                        36,444,634.78  36,444,634.78
  Allocations - Accelerated Principal Distribution                 0.00                                 0.00           0.00
  Allocations - Accelerated Principal Distribution Adj.       45,209.53                            45,209.53      45,209.53
  Allocations - Not Disbursed Beginning of Period        300,896,108.67                       300,896,108.67 300,896,108.67
  Allocations - Not Disbursed End of Period                           -                                    -              -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
- -----------------------------------
  Distribution - Current Period                           38,186,124.97                        38,186,124.97  12,709,999.98
  Allocations - Current Period                             6,364,354.16                         6,364,354.16   2,118,333.33
  Allocations - Not Disbursed Beginning of Period         31,821,770.80                        31,821,770.80  10,591,666.65
  Allocations - Not Disbursed End of Period                           -                                    -              -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                              477,204.12
  Due To Trust                                           448,186,124.96                       448,186,124.97 422,709,999.98
                                                         --------------                       -------------- --------------
  Total Due To Trust                                     448,663,329.08                       448,186,124.97 422,709,999.98

- -------------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A2      CLASS A3        CLASS B          TRANSFEROR INTEREST
                                                             --------      --------        -------          -------------------
                                                             Balance       Balance         Balance        Interest      Principal
- -----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                                    2.00%
- ---------
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances


    Available Interest                                    4,592,675.32    514,026.35      521,798.57       187,974.72
  Class A1, A2, A3 Notional Interest Accrual Amount      (3,439,583.33)  (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.                                 (415,406.25)
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                                           (15,427.89)
  Capped Expenses                                                                                             (481.30)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                                                               -
                                                                                                        -------------
  Total Unallocated Interest                                                                               172,065.53
  Excess Interest to Transferor                                                                          1,381,513.97
                                                                                                        -------------
  Net Interest Collections Available                                                                     1,553,579.50
  Interest Collections Allocated to Losses                                                              (1,553,579.50)
  Accelerated Principal Distribution                                                                            (0.0)
                                                                                                        -------------
  Deposit to Reserve Fund                                                                                         -
                                                                                                        -------------
  Withdrawal from Reserve Fund


PRINCIPAL:
- ---------
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                 (1,780,877.34)                    (39,266.10)
  Loss Reimbursement from Transferor Interest                                          1,553,579.50     (1,553,579.50)
  Loss Reimbursement from Transferor Principal                                           227,297.84
  Loss Reimbursement from Reserve Fund
                                                                                                        -------------
  Ending Certificate Principal Loss Amount                                                              (1,553,579.50)   (39,266.10)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
- ------------------------------------------
  Beginning Balance
  Current increase (decrease)


  Ending Balance


CLASS A INTEREST SUBORDINATED
- -----------------------------
  Beginning Balance
  Current increase (decrease)


  Ending Balance


CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
- ------------------------------------------
  Beginning Balance
  Current increase (decrease)


  Ending Balance


CLASS B INTEREST SUBORDINATED:
- ------------------------------
  Beginning Balance
  Current increase (decrease)


  Ending Balance


PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
- ------------------------------------
  Distribution - Current Period                                                                                         477,204.12
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Accelerated Principal Distribution Adj.
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                          -             -               -             -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
- -----------------------------------
  Distribution - Current Period                          20,637,499.98  2,346,187.50    2,492,437.50             -
  Allocations - Current Period                            3,439,583.33    391,031.25      415,406.25             -
  Allocations - Not Disbursed Beginning of Period        17,197,916.65  1,955,156.25    2,077,031.25             -
  Allocations - Not Disbursed End of Period                          -             -               -             -
DUE TO TRUST - CURRENT PERIOD:
- ------------------------------
  Total Deposit to Reserve Fund                                                                                         477,204.12
  Due To Trust                                           20,637,499.98  2,346,187.50    2,492,437.50             -
                                                         -------------  ------------    ------------    ---------------------------
  Total Due To Trust                                     20,637,499.98  2,346,187.50    2,492,437.50             -      477,204.12
- ----------------------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------------------
                                                                       CERTIFICATE BALANCE                  CLASS A1
                                                                       -------------------                  --------
                                                     Total          Percent          Balance        Percent          Balance
- ---------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
- -----------------------
Aggregate Net Investment Value (ANIV)         1,231,231,519.20
Discounted Principal Balance                  1,231,231,519.20
Initial Notional/Certificate Balance                      -          100.00%     1,206,600,000.00    33.98%       410,000,000.00
Percent of ANIV                                                                            98.00%                         33.30%
Certificate Factor                                                                      1.0000000                      1.0000000
Notional/Certificate Rate                                                                                                  6.20%
Servicer Advance                                  2,825,418.78
Servicer Payahead                                 1,580,862.05
Number of Contracts                                     56,340
Weighted Average Lease Rate                              7.66%
Weighted Average Remaining Term                           35.8
Servicing Fee Percentage                                 1.00%

POOL DATA PRIOR MONTH
- ---------------------
Aggregate Net Investment Value                  925,673,519.40
Discounted Principal Balance                    913,524,805.21
Notional/Certificate Balance                                                     1,206,600,000.00                 410,000,000.00
Adjusted Notional/Certificate Balance                                              905,703,891.33                 109,103,891.33
Percent of ANIV                                                                            97.84%                         11.79%
Certificate Factor                                                                      1.0000000                      1.0000000
Servicer Advances                                3,557,994.10
Servicer Pay Ahead Balance                       3,395,151.40
Maturity Advances Outstanding                            -
Number of Current Contracts                            50,878
Weighted Average Lease Rate                             7.64%
Weighted Average Remaining Term                          13.6

POOL DATA CURRENT MONTH
- -----------------------
  Aggregate Net Investment Value               888,485,116.61
  Discounted Principal Balance                 880,814,354.15
  Notional/Certificate Balance                                                     796,600,000.00                          0.00
  Adjusted Notional/Certificate Balance                                            796,600,000.00                          0.00
  Percent of ANIV                                                                          89.66%                         0.00%
  Certificate Factor                                                                    1.0000000                            -
  Servicer Advances                              3,386,921.92
  Servicer Pay Ahead Balance                     3,393,322.72
  Maturity Advances Outstanding                 72,614,047.02
  Number of Current Contracts                          49,246
  Weighted Average Lease Rate                           7.65%
  Weighted Average Remaining Term                        12.8
  -------------------------------------------------------------------------------------------------------------------------------


- -----------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A2                  CLASS A3                  CLASS B        TRANSFEROR INTEREST
                                             --------                  --------                  -------        -------------------
                                        Percent     Balance       Percent     Balance     Percent     Balance       Balance
- -----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
- -----------------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance     53.87%  650,000,000.00     6.03%  72,750,000.00    6.12%  73,850,000.00    24,631,519.20
Percent of ANIV                                          52.79%                    5.91%                   6.00%            2.00%
Certificate Factor                                    1.0000000                1.0000000               1.0000000
Notional/Certificate Rate                                 6.35%                    6.45%                   6.75%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
- ---------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                     650,000,000.00            72,750,000.00           73,850,000.00    19,969,628.07
Adjusted Notional/Certificate Balance            650,000,000.00            72,750,000.00           73,850,000.00    19,969,628.07
Percent of ANIV                                          70.22%                    7.86%                   7.98%            2.16%
Certificate Factor                                    1.0000000                1.0000000               1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
- -----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                   650,000,000.00            72,750,000.00           73,850,000.00    91,885,116.61
  Adjusted Notional/Certificate Balance          650,000,000.00            72,750,000.00           73,850,000.00    91,885,116.61
  Percent of ANIV                                        73.16%                    8.19%                   8.31%           10.34%
  Certificate Factor                                  1.0000000                1.0000000               1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  ---------------------------------------------------------------------------------------------------------------------------------



  --------------------------------------------------------------------------------------
  CURRENT MONTH COLLECTION ACTIVITY           VEHICLES
  ---------------------------------           --------
  Principal Collections                                                9,763,195.80
  Prepayments in Full                            682                  11,951,987.44
                                                 ---
  Reallocation Payment                           13                      236,656.59
                                                 --
  Interest Collections                                                 7,176,391.60
  Net Liquidation Proceeds and Recoveries                              3,122,632.82
  Net Liquidation Proceeds - Vehicle Sales                            10,293,786.75


  Non-Recoverable Advances                                              (135,357.63)
                                                                      -------------
  Total Available                                                     42,409,293.37
  --------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                            Amount                           Annual Amount
                                                       ----------                         -------------
   Total Capped and Uncapped Expenses Paid              24,065.00                           264,715.00
   Capped and Uncapped Expenses Due                          -                                    -

SERVICER'S FEE DUE:

   Servicer's Fee Paid                                 771,394.60
   Servicer's Fee Balance Due                                -
 SUPPLEMENTAL SERVICER'S FEES                          111,957.56
- ----------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                    VEHICLES                             AMOUNT
- -----------------                                    --------                     -       ------
  Beginning Unreinvested Principal Collections
  Principal Collections & Liquidated Contracts
  Allocation to Subsequent Contracts
                                                                                  ------------------------
  Ending Unreinvested Principal Collections
- ----------------------------------------------------------------------------------------------------------




  I hereby certify to the best of my knowledge that the report provided is true and correct.

  /s/ Holly Pearson
  -------------------------------------------------------------------
  Holly Pearson, Treasury Manager